EXHIBIT 10.11
                 THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Amendment") made and entered into effective as of March 31, 1997 (the "Effective Date"), by and among COVENANT TRANSPORT, INC., a Tennessee corporation ("CTI"), COVENANT LEASING, INC., a Nevada corporation ("Leasing"; CTI and Leasing are sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers"), ABN AMRO BANK N.V., acting through its Atlanta Agency, THE FIRST NATIONAL BANK OF CHICAGO (as assignee of NBD Bank), NATIONSBANK, N.A. (SOUTH) (formerly known as NationsBank of Georgia, N.A.) and FIRST AMERICAN NATIONAL BANK (collectively, the "Banks"), and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Agent (the "Agent").

                              W I T N E S S E T H:

     WHEREAS, CTI, the Agent and the Banks entered into a certain Credit Agree-ment, dated as of January 17, 1995, as amended by that certain First Amendment to Credit Agreement and Waiver, dated as of October 15, 1995, among CTI, the Agent and the Banks, and as further amended by that certain Second Amendment to Credit Agreement and Waiver, dated as of April 12, 1996, among CTI, the Agent and the Banks (the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, as amended by this Amendment), whereby the Banks agreed to make certain loans and grant other financial accommodations to or for the benefit of the CTI, subject to the terms, covenants and conditions contained in the Credit Agreement; and

     WHEREAS, CTI and Leasing have requested that the Agent and the Banks amend the Credit Agreement to add Leasing as an additional "Borrower" under the Credit Agreement, to increase the Revolving Credit Commitments of the Banks to $85,000,000, to consent to certain transactions to be entered into by certain stockholders of the Parent and waive any defaults under the Credit Agreement arising as a result thereof, to consent to the formation of certain new Subsidiaries of the Parent and waive any defaults under the Credit Agreement arising as a result thereof, and to modify certain other terms of the Credit
Agreement as set forth in this Amendment, and the Agent and the Banks are willing to agree to such consents, waivers and modifications subject to the terms and conditions of this Amendment.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Addition of Leasing as an additional Borrower under the Credit Agreement. Subject to the terms and conditions of this Amendment, the parties agree that, as of the date hereof, Leasing shall become a party to the Credit Agreement and shall have the rights and obligations of a "Borrower" thereunder (including without limitation the obligation for payment and performance of the Obligations).

     2.     Amendments to Section 1.1.

            (a) Subject to the terms and conditions of this Amendment, Section 1.1(a)(i) of the Credit Agreement is hereby amended (i) deleting the reference to the amount of "$55,000,000" contained in the ninth line thereof and substituting in lieu thereof the amount of "$70,000,000", and (ii) by deleting the reference to the amount of "$70,000,000" contained in the last line thereof and substituting in lieu thereof the amount of "$85,000,000".

            (b)  Subject to  the terms and conditions of this Amendment, Section
1.1 of the Credit Agreement is further amended by incorporating into such Section, immediately following subsection (d) thereof, the following new subsection (e):

                 (e) Commitment Increases. (i) In the event that the Borrower wishes to increase the aggregate Commitments at any time prior to the Revolving Credit Commitment Termination Date, and provided that no Default or Event of Default has occurred and is then continuing, it shall notify the Agent in writing of the amount (the "Offered Increase Amount") of such proposed increase (such notice, a "Commitment Increase Notice"). The Borrower may, at its election,
            (x) offer one or more of the Banks the opportunity to participate in all or a portion of the Offered Increase Amount pursuant to subsection (iii) below and/or (y) with the consent of the Agent in the event the existing Banks choose not to participate in all of the Offered Increase Amount (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to participate in the Offered Increase Amount pursuant to paragraph (ii) below, to the extent of such Offered Increase Amount not participated in by the existing Banks. Each Commitment Increase Notice shall specify which Banks and/or banks, financial institutions or other entities the Borrower desires to participate in such commitment increase. The
            Borrower or, if requested by the Borrower, the Agent will notify such Banks and/or banks, financial institutions or other entities of such offer.

                      (ii) Any  additional  bank, financial institution or other entity which the Borrower selects with the consent of the Agent in accordance with subsection (i) above to offer participation in the increased Commitments, and which elects to become a party to this Agreement and obtain a Revolving Credit Commitment and Term Loan Commitment in an amount so offered and accepted by it pursuant to subsection (i) above, shall execute a New Bank Supplement with the Borrower and the Agent, substantially in the form of Exhibit E, whereupon such bank, financial institution or other entity (herein called a "New Bank") shall become a "Bank" for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitments, provided that the Commitments of any such new Lender shall be in an amount not less than $5,000,000.

                      (iii) Any  Bank  which  accepts  an  offer  to  it  by the
            Borrower to increase its Commitments pursuant to subsection (i) above shall, in each case, execute a Commitment Increase Supplement with the Borrower and the Agent, substantially in the form of Exhibit F, whereupon such Bank shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitments as so increased.

                      (iv) If  any  bank,  financial institution or other entity becomes a New Bank pursuant to subsection (ii) above or any Bank's Commitments are increased pursuant to subsection (iii) above, addi-tional Revolving Loans made on or after the effectiveness thereof (the "Re-Allocation Date") shall be made pro rata based on the Proportionate Shares in effect on and after such Re-Allocation Date (except to the extent that any such pro rata Borrowings would result in any Bank making an aggregate principal amount of Revolving Loans in excess of its Revolving Credit Commitment, in which case such excess amount will be allocated to, and made by, such New Banks and/ or Banks with such increased Commitments to the extent of, and pro rata based on, their respective Commitments otherwise available for Revolving Loans), and continuations of Eurodollar Loans outstanding on such Re-Allocation Date shall be effected by repayment of such Eurodollar Loans on the last day of the Interest Period applicable thereto and the making of new Eurodollar Loans pro rata based on such new Proportionate Shares. In the event that on any such Re-Allocation Date there is an unpaid principal amount of Base Rate Loans or Alternate Base Rate Loans, the Borrower shall make prepayments thereof and Borrowings of Base Rate Loans or Alternate Base Rate Loans so that, after giving effect thereto, the Base Rate Loans or Alternate Base Rate Loans outstanding are held pro rata based on such new Proportionate Shares. In the event that on any such Re-Allocation Date there is an unpaid principal amount of Eurodollar Loans, such Eurodollar Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurodollar Loans will be paid thereon to the respective Banks holding such Eurodollar Loans pro rata based on the respective principal amounts thereof outstanding.

                      (v) Notwithstanding  anything  to  the  contrary  in  this
            Section 1.1(e), (x) in no event shall any transaction effected pursuant to this Section 1.1(e) cause the aggregate Commitments to exceed $100,000,000 and (y) no Bank shall have any obligation to increase its Commitment unless it agrees to do so in its sole discretion.

     3. Amendment to Section 4.7. Subject to the terms and conditions of this Amendment, Section 4.7 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

            Section 4.7. Title to Properties. Each of the Parent and the Borrower has title to its respective properties reflected on the financial statements delivered from time to time under Section 6.1(a) and (b), subject to no Liens or adverse claims except as disclosed thereon and except for Permitted Liens.

     4. Amendment to Section 5.21. Subject to the terms and conditions of this Amendment, Section 5.21 of the Credit Agreement is hereby amended by (i) deleting from the first sentence of such Section the following: "a first lien on and security interest in all Accounts (including intercompany accounts), bank accounts and Revenue Equipment owned by the Parent, the Borrower and any other Subsidiary . . .", and (ii) substituting in lieu thereof the following: "a first lien on and security interest in all Accounts (including intercompany accounts), equipment leases, trademarks, trade names and other intellectual property, Revenue Equipment and any general intangibles relating to any of the foregoing, owned by the Parent, the Borrower or any other Subsidiary . . .".

     5. Amendments to Section 10.1. Subject to the terms and conditions of this Amendment, Section 10.1 of the Credit Agreement is hereby amended as follows:

                 (a) by modifying the definitions of the terms "Account", "Borrower", "Eligible Account", "Guarantor Pledge Agreement", "Guaranty Agreement", "Loan Documents", "Revenue Equipment", "Revolving Credit Commitment", "Revolving Credit Commitment Termination Date", "Security Agreement", "Security Documents", and "Term Loan Commitment" to read, respectively, as follows:

                      "Account"  means  any  right  of the Borrower or any other
                 Subsidiary to payment for goods sold or leased, or for services rendered, by the Borrower or such other Subsidiary that is not evidenced by an instrument or chattel paper.

                      "Borrower"  means  Covenant  Transport,  Inc., a Tennessee corporation, and Covenant Leasing, Inc., a Nevada corporation, or either of them individually, as the context may require.

                      "Eligible Account" means, at the time of any determination thereof, any Account of CTI as to which each of the following requirements has been fulfilled to the satisfaction of the
                 Agent:

                                (i) CTI  owns such Account free and clear of all
                           liens other than a Lien in favor of the Agent granted pursuant to any Loan Document, and, if after the Security Date, such Account is subject to a lien in favor of the Agent that constitutes a first perfected security interest in such Account; provided, however, that no Account as to which any United States federal or state governmental agency or instrumentality is the Collateral Debtor may be an Eligible Account after the Security Date, except to the extent that CTI has complied with the Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727; 41 U.S.C. ss. 15), by delivering to the Agent a notice of assignment under such Act in favor of the Collateral Agent, for the benefit of the Banks, the Letter of Credit Banks and the Agent, and in compliance with applicable provisions of 31 C.F.R. ss. 7-103.8 and 41 C.F.R. ss. 1-30.7, or with similar state law;

                                (ii) Such Account is a legal, valid, binding and
                           enforceable obligation of the Collateral Debtor;

                                (iii)  Such   Account  is  not  subject  to  any
                           dispute, setoff, counterclaim or other claim or defense on the part of the Collateral Debtor or any other Person denying liability under such Account;

                                (iv) CTI  has  the full and unqualified right to
                           assign and grant a Lien in such Account to the Collateral Agent as security for the Obligations;

                                (v) Such Account is evidenced by an invoice rendered to the Collateral Debtor and is not evidenced by any instrument or chattel paper (as the terms "instrument" and "chattel paper" are defined in
                           Section 9-105 of the UCC);

                                (vi) Such Account arose from the sale of goods or services on an absolute basis (and not on a con-signment, approval or sale-and-return basis) by CTI in the ordinary course of CTI's business, and such services have been performed or such goods have been shipped and delivered to, and accepted by, the Collateral Debtor for such Account;

                                (vii) With respect to such Account, the Collateral Debtor thereof is not (A) an Affiliate of the Parent or any Subsidiary, or (B) the subject of any reorganization, bankruptcy, receivership, custodianship, insolvency, dissolution, winding up, liquidation or similar proceeding;

                                (viii) Such Account is not outstanding (A) more than 90 days past the original billing date (which date shall not be later than the date upon which the services giving rise to such Account are completed or the shipment date of the goods giving rise to such Account), or (B) more than 60 days past the due date thereof;

                                (ix) Such Account is not an Account owing by a Collateral Debtor having, at the time of any determination of Eligible Accounts, in excess of 25% of the aggregate outstanding amount of all of such Collateral Debtor's Accounts more than 90 days past the original invoice date with respect thereto or more than 60 days past the due date thereof;

                                (x) With respect to the Collateral Debtor under such Account, CTI is not indebted to such Collateral Debtor, unless CTI and such Collateral Debtor have entered into an agreement whereby the Collateral Debtor is prohibited from exercising any right of setoff with respect to the Accounts of CTI;

                                (xi) Such Account has arisen from the sale of goods or services in the United States to a Collateral Debtor located in the United States or is 100% secured by a letter of credit issued or confirmed by a domestic bank or a domestic agency of a foreign bank, acceptable to the Agent and the Required Banks;

                                (xii) Such Account is denominated and payable only in Dollars;

                                (xiii) Such Account does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

                                (xiv) Such Account is not an Account with respect to which the Collateral Debtor is located in a state that requires CTI, as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state, or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) CTI has taken one of the actions described in clauses (A) or (B), (y) the failure to take one of the actions described in either clause (A) or (B) may be cured retroactively CTI at its election, or (z) CTI has proven, to Agent's satisfaction, that it is exempt from any such requirements under any such state's laws;

                                (xv) Such Account is not an Account (A) with respect to which any representation or warranty contained in this Agreement or any other Loan Document is untrue or (B) which violates any of the covenants of the Borrower or CTI contained in this Agreement or any other Loan Document;

                                (xvi) Such Account is not an Account which, when
                           added to a particular Collateral Debtor's other indebtedness to CTI, exceeds a credit limit determined by Agent in its sole discretion for that Collateral Debtor

                           (except that Accounts excluded from Eligible Accounts solely by reason of this clause shall be Eligible Accounts to the extent of such credit limit); and

                                (xvii) Such Account is not an Account with respect to which the prospect of payment or performance by the Collateral Debtor is or will be impaired, as determined by the Agent is its sole discretion.

                      "Guarantor Pledge Agreement" means the Pledge and Security
                 Agreement between the Parent and the Collateral Agent, dated as of October 15, 1995, and any other pledge agreement executed by the Parent or a Subsidiary in favor of the Collateral Agent as security for the Obligations.

                      "Guaranty   Agreement"   means   the   Guaranty  Agreement
                 delivered by the Parent in favor of the Banks, the Letter of Credit Banks and the Agent, dated January 17, 1995, and any other guaranty agreement executed by a Subsidiary in favor of the Banks, the Letter of Credit Banks and the Agent, guarantee-ing payment of the Obligations.

                      "Loan  Documents"  means  this  Agreement,  the Notes, the
                 Security Documents, the Reimbursement Agreements, the Guaranty Agreements, each Schedule to this Agreement and each document, instrument, certificate, and opinion executed and delivered in connection with any of the foregoing.

                      "Revenue  Equipment"  means  all  tractors,  trailers  and other similar equipment used in the operation of CTI's truck-ing business.

                      "Revolving Credit Commitment" means the commitment of each
                 Bank to make Revolving Loans pursuant to Section 1.1(a)(i) in the amount set forth opposite such Bank's name on the signature pages of the Third Amendment, as such amount may be increased from time to time pursuant to Section 1.1(e) or reduced from time to time pursuant to Section 1.7 or 7.2. Revolving Credit Commitments means the sum of the Revolving Credit Commitments of all the Banks.

                      "Revolving  Credit Commitment  Termination Date" means the earlier of (i) the date upon which Revolving Credit Commitments reduce to zero pursuant to Section 1.7 or Section 7.2, and (ii) April 30, 1999, or such later date as shall be designated by the Banks pursuant to Section 1.1(d).

                      "Security  Agreement" means the Security Agreement between
                 CTI and the Collateral Agent, dated as of October 15, 1995, and any other security agreement executed by a Subsidiary in favor of the Collateral Agent as security for the Obligations.

                      "Security   Documents"   shall  mean,  collectively,  each
                 Security Agreement, each Pledge Agreement, each Blocked Account Agreement, and each other mortgage, deed of trust, security agreement, pledge agreement, or other security or collateral document securing the Obligations.

                      "Term  Loan  Commitment"  means, for any Bank, its Propor-
                 tionate Share of the lesser of $85,000,000 (as such amount may be increased pursuant to Section 1.1(e)) and the aggregate amount of Revolving Loans outstanding on the Term Loan Conversion Date, as such amount may be reduced from time to time pursuant to Section 1.7 or Section 7.2.

                 (b)  by adding thereto the following new definitions:

                      "CTI"  means Covenant Transport, Inc., a Tennessee corpor-
                 ation which is a Wholly-Owned Subsidiary of the Parent.

                      "Third  Amendment"  means  the  Third  Amendment to Credit
                 Agreement, dated as of March 31, 1997, among the Borrower, the Agent and the Banks.

     6. Amendments to Article XI. (a) Subject to the terms and conditions of this Amendment, Section 11.1(b) of the Credit Agreement is hereby amended to provide that notices to the Borrower shall be addressed as follows:

                                    Covenant Transport, Inc.
                                    400 Birmingham Highway
                                    Chattanooga, Tennessee  37404

                                    Telecopier No.:  (423) 821-5442
                                    Telephone No.:  (423) 821-1212

                                    Attention:   Bradley A. Moline
                                    Treasurer and Chief Financial Officer

                 (b)  Subject  to  the  terms  and conditions of this Amendment,
            Section 11.1(c) of the Credit Agreement is hereby amended by inserting at the end thereof the following:

                      "Delivery  of  notice  to  either Borrower shall be deemed notice to both Borrowers."

                 (c)  Subject  to  the  terms  and conditions of this Amendment,
            Article XI of the Credit Agreement is hereby amended by inserting at the end thereof the following new Sections 11.16, 11.17 and 11.18:

                 Section 11.16.Joint and Several Liability; Additional Waivers.

                           (a) This Agreement and the other Loan Documents shall
                 in all respects be the absolute, unconditional, joint, several and irrevocable agreement of each Borrower to pay and perform the Obligations and each Borrower jointly and severally agrees that the Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Banks or the Letter of Credit Banks with respect thereto. The liability of each Borrower under this Agreement and the other Loan Documents shall remain in full force and effect without regard to, and shall not (except to the extent of any waivers or amendments to this Agreement or the other Loan Documents made in accordance with Section 11.5 hereof) be released, suspended, discharged, terminated, modified or otherwise affected by any circumstance or occurrence whatsoever, including without limitation any of the following (whether or not any Borrower consents thereto or has notice thereof): (i) any change in or waiver of the time, place or manner of payment, or any other term, of any of the Obligations or Loan Documents, any waiver of or any renewal, extension, increase, amendment or modification of or addition, consent or supplement to or deletion from, or any other action or inaction under or in respect of, any of the Obligations or Loan Documents or any other document, instrument or agreement referred to therein or any assignment or transfer of any of the Obligations or Loan Documents; (ii) any lack of validity, legality or enforceability of any of the Obligations or Loan Documents or any other document, instrument, or agreement referred to therein or of any assignment or transfer of any of the fore-going; (iii) any furnishing to the Agent, the Collateral
                 Agent, the Banks or the Letter of Credit Banks of any collateral for any of the Obligations or any sale, exchange, release or surrender of, or realization on, any collateral for any of the Obligations; (iv) any settlement, release or compromise of any of the Obligations or Loan Documents, any collateral therefor, or any liability of any other party
                 (including without limitation any other Borrower or any guarantor) with respect to any of the Obligations or Loan
                 Documents, or any subordination of payment of any of the Obligations to the payment of any other indebtedness, liability or obligation of any Borrower; (v) any bankruptcy, insolvency, reorganization, composition, adjustment, merger, consolidation, dissolution, liquidation or other like proceeding or occurrence relating to any Borrower or any other change in the ownership, composition or nature of any Borrower; (vi) any non-perfection, subordination, release, avoidability or voidability of any security interest, security title, pledge, collateral assignment or other lien of the Agent, the Collateral Agent, any Bank or any Letter of Credit Bank on any collateral for any of the Obligations or this Agreement or any other Loan Document; (vii) any application of sums paid by any Borrower or any other person with respect to any of the Obligations, except to the extent actually applied against the Obligations, regardless of what other liabilities of such Borrower remain unpaid; (viii) the failure of the Agent, the Collateral Agent, any Bank or any Letter of Credit Bank to assert any claim or demand or to enforce any right or remedy against any Borrower or any other person (including any Borrower or any guarantor of any of the Obligations) under the provisions of any of the Loan Documents or otherwise, or any failure of the Agent, the Collateral Agent, any Bank or any Letter of Credit Bank to exercise any right or remedy against any Borrower or any guarantor of or any collateral for any of the Obligations; (ix) any other act or failure to act by the Agent, the Collateral Agent, any Bank or any Letter of Credit Bank which may adversely affect any Borrower; or (x) any other circumstance which might otherwise constitute a defense against, or a legal or equitable discharge of, any Borrower's liability under this Agreement or any other Loan Document.

                           (b) Except for notices and demands expressly required
                 to be given to the Borrower under this Agreement or the other Loan Documents, each Borrower hereby waives: (i) notice of acceptance of this Agreement and the other Loan Documents by the Agent, the Collateral Agent, the Banks and the Letter of Credit Banks; (ii) notice of the creation, existence, acquisition, extension, or renewal of any of the Obligations;
                 (iii) notice of the amount of the Obligations outstanding from time to time, subject, however, to each Borrower's right to make inquiry of the Agent at reasonable intervals to ascertain the amount of Obligations then outstanding; (iv) notice of any default or event of default under any of the Loan Documents (other than any notice expressly required thereunder) or with respect to any of the Obligations or notice of any other adverse change in any Borrower's financial condition or means or ability to pay any of the Obligations or perform its obligations under any of the Loan Documents or notice of any other fact which might increase any Borrower's risk hereunder;
                 (v) notice of presentment, demand, protest, and notice of dishonor or nonpayment as to any instrument; (vi) notice of any acceleration or other demand for payment of any of the Obligations (except as otherwise expressly provided herein); and (vii) all other notices and demands to which the Borrowers might otherwise be entitled with respect to any of the Obligations or the Loan Documents or with respect to the Agent's, the Collateral Agent's, the Banks' and the Letter of Credit Banks' enforcement of their rights and remedies thereunder. Each Borrower further waives any right such Borrower may have, by statute or otherwise, to require the Agent, the Collateral Agent, the Banks or the Letter of Credit Banks to seek recourse first against any other Borrower or any other person, or to realize upon any collateral for any of the Obligations, as a condition precedent to enforcing such Borrower's joint and several liability and obligations under this Agreement and the other Loan Documents, and each Borrower further waives any defense arising by reason of any incapacity or other disability of any other Borrower or by reason of any other defense which any Borrower may have on any of the Obligations or under any of the Loan Documents. Each Borrower consents and agrees that, without notice to or consent by any Borrower and without affecting or impairing the liability of any

                 Borrower under this Agreement and the other Loan Documents, the Agent, the Collateral Agent, the Banks and the Letter of Credit Banks may compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Obligations or Loan Documents, or may refuse to enforce or may release all or any parties to any or all of the Obligations (including without limitation any other Borrower or any guarantor thereof) or any collateral therefor, or may grant other indulgences to any other Borrower or such other parties in respect thereof, or may waive, amend or supplement in any manner the provisions of any of the Loan Documents or any other document, instrument or agreement relating to or securing any of the Obligations, or may release, surrender, exchange, modify, or compromise any and all collateral securing any of the Obligations or in which the Agent, the Collateral Agent, any Bank or any Letter of Credit Bank may at any time have a lien, or may refuse to enforce its rights or may make any compromise or settlement or agreement therefor, in respect of any and all of such collateral, or with any party to any of the Obligations or Loan Documents, or with any other person, or may release or substitute any one or more of the other endorsers or guarantors of the Obligations, or may exchange, enforce, waive or release any collateral for any guaranty of any of the Obligations. Each Borrower further consents and agrees that the Agent, the Collateral Agent, the Banks and the Letter of Credit Banks shall not be under any obligation to marshal any assets in favor of any Borrower or against or in payment of any of the Obligations.

                           (c) Each Borrower agrees that no payment, performance
                 or enforcement of such Borrower's liabilities and obligations under this Agreement and the other Loan Documents shall cause such Borrower by subrogation or otherwise , to acquire any rights of the Agent, the Collateral Agent, any Bank or any Letter of Credit Bank against any Borrower or any property of any Borrower (or any interest in such rights) unless and until the Agent, the Collateral Agent, the Banks and the Letter of Credit Banks have received full and indefeasible payment of all of the Obligations.

                           (d)   Each   reference  to  "the  Borrower"  in  this
                 Agreement shall be deemed to be a reference to either Borrower or, collectively, both Borrowers, as appropriate.

                 Section 11.17.  Maximum Liability; Contribution Rights.

                           (a) It is the intention of the Borrowers and of the Banks, the Letter of Credit Banks and the Agent that each Borrower's obligations hereunder shall be in, but not in excess of, the maximum amount permitted by applicable federal bankruptcy, state insolvency, fraudulent conveyance or transfer or similar laws ("Applicable Bankruptcy Law"). To that end, but only to the extent such obligations would otherwise be subject to avoidance under Applicable Bankruptcy Law if any Borrower is not deemed to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder, such Borrower's respective obligations hereunder shall be reduced to that amount which, after giving effect thereto, would not render such Borrower insolvent, or leave such Borrower with unreasonably small capital to conduct its business, or cause such Borrower to have incurred debts (or intended to have incurred debts) beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under Applicable Bankruptcy Law. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with Applicable Bankruptcy Law. This
                 Section is intended solely to preserve the rights of the Banks, the Letter of Credit Banks and the Agent hereunder to the maximum extent permitted by Applicable Bankruptcy Law, and none of the Borrowers nor any other Persons shall have any right or claim under this Section that would not otherwise be available under Applicable Bankruptcy Law.

                           (b) If and to the extent that any Borrower shall, under this Agreement or any other Loan Document make a payment (a "Borrower Payment") of all or any portion of the Obligations then such Borrower shall be entitled to contribution and indemnification from each of the other Borrowers (collectively the "Contributing Borrowers") in an amount, for each such Contributing Borrower, equal to a fraction of such Borrower Payment, the numerator of which fraction is such Contributing Borrower's Allocable Amount of such Borrower Payment and the denominator of which is the sum of all of the Allocable Amounts of such Borrower Payment of all of the Contributing Borrowers. As of any date of determination thereof and with respect to any Borrower Payment, the "Allocable Amount" of each Contributing Borrower shall be equal to the maximum amount of liability which could be asserted against such Contributing Borrower under this Agreement or any other Loan Document with respect to such Borrower Payment without (i) rendering such Contributing Borrower insolvent, (ii) leaving such Contributing Borrower with unreasonably small capital to conduct its business, or
                 (iii) causing such Contributing Borrower to have incurred debts beyond its ability to pay such debts as they mature. As used in this Section 11.17, the terms "insolvent" and "unreasonably small capital" shall be determined in accordance with Applic-able Bankruptcy Laws. This Section 11.17 is intended only to define the relative rights and obligations of the Borrowers with respect to any and all Borrower Payments, and nothing set forth in this
                 Section 11.17 is intended to or shall otherwise modify, affect or impair the obligations of the Borrowers, jointly and severally, to pay any or all of the Obligations as and when the same shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents. Each of the Borrowers hereby acknowledges that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Borrower to which such contribution and indemnification is owing hereunder. The agreements contained in this Section
                 11.17 shall continue in full force and effect and may not be terminated or otherwise revoked by any Borrower until all of the Obligations have been indefeasibly paid in full and this Agreement and the other Loan Documents shall been terminated in accordance with the terms thereof.

                      Section 11.18. Subordination. Until all of the Commitments
                 and Letters of Credit have been terminated and all Loans, Reimbursement Obligations and other Obligations have been paid in full, all present and future indebtedness and obligations of any Borrower to any other Borrower are hereby subordinated in right of payment to the Obligations, provided, however, that any such Borrower may receive payments of any such indebtedness so long as no Default shall have occurred and be continuing hereunder. All monies received from any Borrower or for its account by any other Borrower with respect to such indebtedness or obligations after the occurrence and during the continuance of a Default hereunder shall be received in trust for the Banks, the Letter of Credit Banks and the Agent, and promptly upon receipt be paid over to the Agent upon its request until the Obligations are fully paid, satisfied and performed, all without prejudice to and without in any way affecting the obligations of any Borrower hereunder.

     7. Replacement of Exhibits A-1 through A-6. Subject to the terms and conditions of this Amendment, Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 of the Credit Agreement are hereby replaced with the Exhibits A-1, A-2, A-3, A-4, A-5 and A-6 attached hereto.

     8. Addition of Exhibits E and F. Subject to the terms and conditions of this Amendment, Exhibits E and F attached hereto are added to and incorporated into the Credit Agreement.

     9. Consent to Clyde Fuller Transaction. Subject to the terms and conditions of this Amendment, the Agent and the Banks hereby consent to the consummation of the transaction described on Exhibit B attached hereto, and hereby waive any Event of Default arising under Sections 5.6, 5.7, 5.10 or 5.18 of the Credit Agreement (other than an Event of Default caused by the failure of the Parent or any new Subsidiary to deliver the additional Security Documents required under Sections 5.18 and 5.21) solely by reason of the consummation of the transaction described on Exhibit B. The foregoing consent and waiver shall apply only to the matter stated and shall not constitute a waiver by the Agent or the Banks of any other or future Default or Event of Default.

     10. Consent to Formation of New Subsidiaries. Subject to the terms and conditions of this Amendment, the Agent and the Banks hereby consent to the formation of the new Subsidiaries identified on Exhibit C attached hereto, and hereby waive any Event of Default arising under Section 5.17 or 5.18 of the Credit Agreement (other than an Event of Default caused by the failure of any such new Subsidiary to deliver the additional Security Documents required under
Section  5.18  and  5.21)  solely  by  reason  of  the  formation  of  such  new
Subsidiaries. The foregoing consent and waiver shall apply only to the matter stated and shall not constitute a waiver by the Agent or the Banks of any other or future Default or Event of Default. Schedule 4.1 of the Credit Agreement is hereby amended by adding thereto the names of the new Subsidiaries identified on Exhibit C hereto.

     11. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Agent and the Banks that (a) this Amendment has been duly authorized, executed and delivered by each of the Borrowers, (b) no Default or Event of Default has occurred and is continuing as of this date, and
(c) all of the representations and warranties made by the "Borrower" in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach by the Borrowers of the representations and warranties contained in this Section 11 shall be an Event of Default for all purposes of the Credit Agreement.

     12. Ratification. Each of the Borrowers hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by such Borrower in connection therewith (including without limitation the other Loan Documents to which Borrower is a party), effective as of the date hereof.

     13. Estoppel. To induce the Agent and the Banks to enter into this Amendment, each of the Borrowers hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of such Borrowers as against the Agent, any Bank or any Letter of Credit Bank with respect to the obligations of the Borrowers to any of such parties under the Credit Agreement or the other Loan Documents, either with or without giving effect to this Amendment.

     14. Conditions to Effectiveness. This Amendment shall become effective, upon the Effective Date, subject to the satisfaction of the following conditions on or prior to such date:

            (a) the receipt by the Agent of this Amendment, duly executed, completed and delivered by the Agent, the Banks and the Borrowers, and consented to by the Parent;

            (b) the receipt by the Agent and the Banks of replacement Revolving Notes evidencing Base Rate Loans, Alternate Base Rate Loans and Eurodollar Loans, duly executed by the Borrowers and payable to the order of each Bank;

            (c) the receipt by the Agent of such additional Security Documents or modifications of the existing Security Documents as may be requested by the Agent, duly executed by the Parent and/or each Borrower which is a party thereto, and the Collateral Agent, in each case in form and substance satisfactory to the Agent;

            (d) the receipt by the Agent of such modifications of the Inter-creditor Agreement as may be requested by the Agent, duly executed by the Collateral Agent and the Senior Noteholders, and acknowledged by the Borrowers, the Parent and each other new Subsidiary, in form and substance satisfactory to the Agent;

            (e) the receipt by the Agent of a Guaranty Agreement and such Security Documents as may be requested by the Agent, duly executed by each new Subsidiary (other than Leasing) and in form and substance satisfactory to the Agent;

            (f) the receipt by the Agent of a certificate of the Secretary or an Assistant Secretary of the Parent, each Borrower and each other new Subsidiary, in form and substance satisfactory to the Agent, with respect to the officers of the Parent, the Borrowers and the other new Subsidiaries authorized to deliver this Amendment, the replacement Revolving Notes and the other supplemental Loan Documents contemplated hereby, to which shall be attached copies of the resolutions and bylaws referred to in such certificate;

            (g)  the  receipt  by the Agent of a certificate of incorporation of
     each   new   Subsidiary,  certified  by  the  Secretary  of  State  of  its jurisdiction of incorporation;

            (h) the receipt by the Agent of a certificate of good standing with respect to the Parent, each Borrower and each other new Subsidiary, issued as of a recent date by the Secretary of State of its jurisdiction of incorporation;

            (i) the receipt by the Agent of a certificate as to the solvency of the Parent and its Subsidiaries, duly executed by the chief financial officer of the Parent and in form and substance satisfactory to the Agent;

            (j) the receipt by the Agent of an opinion of counsel to the Parent, the Borrowers and the other new Subsidiaries as to such matters as may be requested by the Agent or the Required Banks, in form and substance satisfactory to the Agent and the Required Banks;

            (k) the receipt by the Agent of such other documents, certificates, instruments and opinions as the Agent may reasonably request; and

            (l) the receipt by the Agent of all fees and expenses payable to the Agent and the Banks in connection with the Credit Agreement and this Amendment including without limitation, the reasonable legal fees and other reasonable out of pocket expenses of the Agent and each Bank incurred in connection with this Amendment.

     15. Reimbursement of Expenses. Each of the Borrowers hereby jointly and severally agrees that it shall reimburse the Agent on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

     16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

     17. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of the Borrowers hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     18. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

     19. Entire Agreement. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.


                                          COVENANT TRANSPORT, INC., a Tennessee
                                          corporation, as a Borrower


                                          By:
                                          Name:
                                          Title:


                                          COVENANT LEASING, INC., a Nevada
                                          corporation, as a Borrower


                                          By:
                                          Name:
                                          Title:


                                          ABN AMRO BANK N.V., acting through
                                          its Atlanta Agency, as Agent


                                          By:
                                          Name:
                                          Title:

                                          By:
                                          Name:
                                          Title:

                                          ABN AMRO BANK N.V., acting through
                                          its Atlanta Agency, as a Bank


                                           By:
                                           Name:
                                           Title:

                                           By:
                                           Name:
                                           Title:




Commitments:                     Amount:                            Percentage:

Revolving                     $26,000,000                             .30588235
Term                          $26,000,000                             .30588235

376858.3

                                          THE FIRST NATIONAL  BANK
                                          OF CHICAGO


                                          By:
                                          Name:
                                          Title:




Commitments:                     Amount:                            Percentage:

Revolving                     $22,000,000                             .25882353
Term                          $22,000,000                             .25882353

                                          NATIONSBANK, N.A. (SOUTH)


                                          By:
                                          Name:
                                          Title:






Commitments:                     Amount:                            Percentage:

Revolving                     $22,000,000                             .25882353
Term                          $22,000,000                             .25882353

                                          FIRST AMERICAN NATIONAL BANK


                                          By:
                                          Name:
                                          Title:





Commitments:                     Amount:                            Percentage:

Revolving                     $15,000,000                             .17647059
Term                          $15,000,000                             .17647059

                              CONSENT OF GUARANTOR


         The undersigned COVENANT TRANSPORT, INC., a Nevada corporation, as guarantor (the "Guarantor") under that certain Guaranty Agreement (hereinafter called the "Guaranty"), dated as of January 17, 1995, executed by the Guarantor pursuant to the Credit Agreement (the "Credit Agreement"), dated as of January 17, 1995, among Covenant Transport, Inc., a Tennessee corporation (the "Borrower"), the Banks signatories thereto (the "Banks"), the Banks serving as Letter of Credit Banks thereunder, and ABN AMRO Bank N.V., acting through its Atlanta Agency, as Agent (all of the foregoing parties being herein referred to collectively as the "Guaranteed Parties"), with respect to the indebtedness and obligations of the Borrower arising under the Credit Agreement, hereby consents to and approves of the execution and delivery by the Borrower of that certain Third Amendment to Credit Agreement (the "Amendment"), dated as of the date hereof, executed by and among the Borrower, Covenant Leasing, Inc., a Nevada corporation ("Leasing"), and the Guaranteed Parties, and the transactions contemplated thereby (including without limitation the addition of Leasing as a Borrower thereunder), and further consents to and approves of the execution and delivery by the Borrower and Leasing of all other documents and instruments executed or to be executed by the Borrower or Leasing in connection therewith, including, without limitation, the replacement Notes.

         The Guarantor acknowledges and agrees that the execution and delivery of the Amendment and the replacement Notes shall not diminish, impair, alter, discharge or otherwise affect in any manner whatsoever the duties, obligations and liabilities of the Guarantor under the Guaranty including, without limitation, the obligation of the Guarantor for the payment of the "Obligations" (as that term is defined in the Guaranty and the Credit Agreement).

         The Guarantor hereby ratifies, confirms and approves the Guaranty and all of the terms and provisions thereof, and agrees that the Guaranty constitutes the valid and binding obligation of the Guarantor, enforceable by the Guaranteed Parties in accordance with its terms.

         IN WITNESS WHEREOF, the Guarantor has executed this consent, as of the 31st day of March, 1997.


                                          GUARANTOR:

                                          COVENANT TRANSPORT, INC., a Nevada
                                          corporation


                                          By:
                                          Name:
                                          Title: